UAM FUNDS, INC.

TS&W International Equity Portfolio
Institutional Class Shares

Supplement dated December 17, 1998
To the Prospectus dated January 22, 1998

Effective February 1, 1999, the Board of Directors of UAM Funds,
Inc. approved a 1.00% redemption fee on Institutional Class shares of the TS&W International Equity Portfolio (the "Portfolio") held less than ninety (90) days. The Portfolio will retain the fee for the benefit of the remaining shareholders. The fee has been implemented to encourage long-term investment in the Portfolio, avoid transaction and other expenses caused by early redemption, and facilitate portfolio management. The redemption fee will be imposed on the net asset value of the shares on the redemption date, which may be more or less than the net asset value of the shares on the date of purchase.